EXHIBIT  23







                       Consent of Independent Auditors



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-67233) of our report dated May 19, 2000 on the financial statements of the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan appearing on page 2 of this Form 11-K.





                                          /s/  Crowe, Chizek and Company LLP

                                          Crowe, Chizek and Company LLP


Columbus, Ohio
June 27, 2000